UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

American Public Education, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined  in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 2	– Financial Information

Item 2.02	Results of Operations and Financial Condition

On May 10, 2021, American Public Education, Inc. issued a press release reporting financial results for the three months ended March 31, 2021.  A copy of American Public Education’s press release is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.  American Public Education has scheduled a webcast for 5:00 p.m. EDT on May 10, 2021 to discuss its financial results, and slides for that webcast are attached to this report as Exhibit 99.2 and are incorporated in this report by reference.  A copy of an investor fact sheet is attached to this report as Exhibit 99.3 and is incorporated in this report by reference

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

	99.1	American Public Education, Inc. press release dated May 10, 2021, reporting financial results for the three months ended March 31, 2021.

	99.2	American Public Education, Inc. slides for May 10, 2021 conference call and Webcast for the three months ended March 31, 2021.

	99.3	American Public Education, Inc. fact sheet posted to its website on May 10, 2021.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: May 10, 2021
	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer